Exhibit 99.2

Devon Energy Second-Quarter 2023

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX, Net Debt, Net Debt-to-EBITDAX, and Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$2,493	$2,679	$3,139	$3,668	$4,100
Oil, gas and NGL derivatives (1)	(76)	64	(53)	248	(170)
Marketing and midstream revenues	1,037	1,080	1,213	1,516	1,696

Total revenues	3,454	3,823	4,299	5,432	5,626

Production expenses (2)	719	693	715	735	729
Exploration expenses	10	3	13	4	10
Marketing and midstream expenses	1,051	1,105	1,231	1,525	1,700
Depreciation, depletion and amortization	638	615	625	581	528
Asset dispositions	(41)	—	(29)	—	(14)
General and administrative expenses	92	106	122	95	84
Financing costs, net (3)	78	72	73	67	84
Other, net	10	5	(4)	(40)	10

Total expenses	2,557	2,599	2,746	2,967	3,131

Earnings before income taxes	897	1,224	1,553	2,465	2,495
Income tax expense (4)	199	221	349	565	557

Net earnings	698	1,003	1,204	1,900	1,938
Net earnings attributable to noncontrolling interests	8	8	3	7	6

Net earnings attributable to Devon	$690	$995	$1,201	$1,893	$1,932

Net earnings per share:
Basic net earnings per share	$1.08	$1.53	$1.84	$2.89	$2.94
Diluted net earnings per share	$1.07	$1.53	$1.83	$2.88	$2.93

Weighted average common shares outstanding:
Basic	642	651	653	655	658
Diluted	643	653	655	656	660

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$37	$13	$(177)	$(363)	$(472)
Derivative valuation changes	(113)	51	124	611	302

Oil, gas and NGL derivatives	$(76)	$64	$(53)	$248	$(170)

(2) PRODUCTION EXPENSES

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$353	$327	$308	$284	$255
Gathering, processing & transportation	177	166	178	177	177
Production taxes	165	175	210	252	278
Property taxes	24	25	19	22	19

Production expenses	$719	$693	$715	$735	$729

(3) FINANCING COSTS, NET

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest based on outstanding debt	$96	$93	$93	$92	$93
Interest income	(15)	(17)	(16)	(19)	(2)
Other	(3)	(4)	(4)	(6)	(7)

Financing costs, net	$78	$72	$73	$67	$84

(4) INCOME TAX EXPENSE

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current expense	$80	$141	$84	$120	$252
Deferred expense	119	80	265	445	305

Income tax expense	$199	$221	$349	$565	$557

CONSOLIDATED BALANCE SHEETS

(in millions)	June 30, 2023	December 31, 2022
Current assets:
Cash, cash equivalents and restricted cash	$488	$1,454
Accounts receivable	1,519	1,767
Inventory	201	201
Other current assets	397	469

Total current assets	2,605	3,891
Oil and gas property and equipment, based on successful efforts accounting, net	17,317	16,567
Other property and equipment, net	1,446	1,539

Total property and equipment, net	18,763	18,106
Goodwill	753	753
Right-of-use assets	266	224
Investments	675	440
Other long-term assets	293	307

Total assets	$23,355	$23,721

Current liabilities:
Accounts payable	$843	$859
Revenues and royalties payable	1,199	1,506
Short-term debt	244	251
Other current liabilities	383	489

Total current liabilities	2,669	3,105
Long-term debt	6,169	6,189
Lease liabilities	299	257
Asset retirement obligations	548	511
Other long-term liabilities	858	900
Deferred income taxes	1,662	1,463
Stockholders’ equity:
Common stock	64	65
Additional paid-in capital	6,131	6,921
Retained earnings	4,940	4,297
Accumulated other comprehensive loss	(114)	(116)

Total stockholders’ equity attributable to Devon	11,021	11,167
Noncontrolling interests	129	129

Total equity	11,150	11,296

Total liabilities and equity	$23,355	$23,721

Common shares outstanding	641	653

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings	$698	$1,003	$1,204	$1,900	$1,938
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	638	615	625	581	528
Leasehold impairments	3	—	2	2	7
Amortization of liabilities	(8)	(7)	(8)	(8)	(9)
Total (gains) losses on commodity derivatives	76	(64)	53	(248)	170
Cash settlements on commodity derivatives	37	13	(177)	(363)	(472)
Gains on asset dispositions	(41)	—	(29)	—	(14)
Deferred income tax expense	119	80	265	445	305
Share-based compensation	25	23	23	22	23
Other	(2)	2	(1)	8	4
Changes in assets and liabilities, net	(140)	12	(46)	(235)	198

Net cash from operating activities	1,405	1,677	1,911	2,104	2,678

Cash flows from investing activities:
Capital expenditures	(1,079)	(1,012)	(804)	(628)	(573)
Acquisitions of property and equipment	(18)	(13)	(17)	(2,465)	(100)
Divestitures of property and equipment	1	21	—	4	9
Distributions from investments	9	8	9	7	15
Contributions to investments and other	(15)	(37)	(17)	(16)	(21)

Net cash from investing activities	(1,102)	(1,033)	(829)	(3,098)	(670)

Cash flows from financing activities:
Repurchases of common stock	(228)	(517)	(57)	(126)	(324)
Dividends paid on common stock	(462)	(596)	(875)	(1,007)	(830)
Contributions from noncontrolling interests	8	—	—	—	—
Distributions to noncontrolling interests	(13)	(11)	(8)	(9)	(5)
Shares exchanged for tax withholdings and other	(9)	(87)	—	(1)	(12)

Net cash from financing activities	(704)	(1,211)	(940)	(1,143)	(1,171)

Effect of exchange rate changes on cash	2	—	2	(10)	(5)

Net change in cash, cash equivalents and restricted cash	(399)	(567)	144	(2,147)	832
Cash, cash equivalents and restricted cash at beginning of period	887	1,454	1,310	3,457	2,625

Cash, cash equivalents and restricted cash at end of period	$488	$887	$1,454	$1,310	$3,457

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$372	$761	$1,314	$1,166	$3,300
Restricted cash	116	126	140	144	157

Total cash, cash equivalents and restricted cash	$488	$887	$1,454	$1,310	$3,457

PRODUCTION

	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Delaware Basin	209	211	201	210	222
Eagle Ford	45	40	42	19	19
Anadarko Basin	15	15	15	13	14
Williston Basin	36	36	37	35	27
Powder River Basin	14	14	16	13	14
Other	4	4	5	4	4

Total	323	320	316	294	300

Natural gas liquids (MBbls/d)
Delaware Basin	105	97	101	108	111
Eagle Ford	16	15	12	9	9
Anadarko Basin	31	26	23	27	25
Williston Basin	9	8	9	8	9
Powder River Basin	2	2	3	2	2
Other	1	1	—	—	—

Total	164	149	148	154	156

Gas (MMcf/d)
Delaware Basin	636	640	626	623	618
Eagle Ford	86	82	84	63	60
Anadarko Basin	254	237	238	224	212
Williston Basin	59	54	64	71	52
Powder River Basin	18	16	21	18	18
Other	1	1	1	1	1

Total	1,054	1,030	1,034	1,000	961

Total oil equivalent (MBoe/d)
Delaware Basin	420	415	407	421	436
Eagle Ford	74	68	68	39	38
Anadarko Basin	89	81	77	77	74
Williston Basin	56	53	57	55	45
Powder River Basin	19	19	22	18	19
Other	4	5	5	4	4

Total	662	641	636	614	616

CAPITAL EXPENDITURES

(in millions)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	$583	$572	$518	$444	$374
Eagle Ford	179	188	160	38	37
Anadarko Basin	67	66	59	55	42
Williston Basin	89	73	90	57	21
Powder River Basin	39	32	46	44	37
Other	1	2	1	1	2

Total upstream capital	$958	$933	$874	$639	$513

Carbon capital	30	27	20	27	22
Midstream and Corporate	30	28	28	22	32
Acquisitions (1)	18	13	13	2,534	13

Total capital	$1,036	$1,001	$935	$3,222	$580

(1)	Q3 2022 includes $2,532 million related to Validus and RimRock acquisitions.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	65	60	60	50	46
Eagle Ford	18	23	31	7	4
Anadarko Basin	9	19	8	13	14
Williston Basin	8	6	9	10	5
Powder River Basin	3	3	4	6	1

Total	103	111	112	86	70

GROSS OPERATED WELLS TIED-IN

	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	76	42	55	59	52
Eagle Ford	29	26	28	8	14
Anadarko Basin	16	7	23	13	1
Williston Basin	8	17	5	14	—
Powder River Basin	2	5	3	9	—

Total	131	97	114	103	67

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	10,100’	9,900’	9,600’	10,900’	9,100’
Eagle Ford	6,200’	6,700’	6,500’	7,800’	5,800’
Anadarko Basin	9,100’	9,300’	8,700’	9,500’	10,100’
Williston Basin	10,000’	11,500’	9,900’	10,500’	—
Powder River Basin	15,000’	10,700’	9,600’	11,800’	—

Total	9,200’	9,300’	8,700’	10,500’	8,400’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$73.76	$76.17	$82.53	$91.87	$108.70
Natural Gas ($/Mcf) - Henry Hub	$2.09	$3.44	$6.26	$8.20	$7.17
NGL ($/Bbl) - Mont Belvieu Blended	$23.99	$29.48	$30.46	$39.67	$46.44

REALIZED PRICES

	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$71.86	$74.43	$82.48	$93.60	$109.05
Eagle Ford	72.36	74.06	83.23	91.53	109.77
Anadarko Basin	71.52	74.14	82.57	91.42	108.15
Williston Basin	70.80	74.09	81.05	91.30	109.85
Powder River Basin	70.75	74.30	81.29	91.33	104.75

Realized price without hedges	71.74	74.32	82.31	92.98	108.93
Cash settlements	—	(0.10)	(4.87)	(8.60)	(13.13)

Realized price, including cash settlements	$71.74	$74.22	$77.44	$84.38	$95.80

Natural gas liquids (Per Bbl)
Delaware Basin	$18.07	$23.72	$23.68	$34.37	$40.75
Eagle Ford	20.22	26.18	29.06	35.55	41.98
Anadarko Basin	19.42	27.88	29.58	35.52	41.64
Williston Basin	2.52	8.97	7.97	25.41	23.88
Powder River Basin	24.52	35.72	34.91	44.85	55.62

Realized price without hedges	17.79	24.12	24.32	34.44	40.28
Cash settlements	—	—	—	—	—

Realized price, including cash settlements	$17.79	$24.12	$24.32	$34.44	$40.28

Gas (Per Mcf)
Delaware Basin	$1.18	$1.90	$4.30	$7.06	$6.41
Eagle Ford	1.80	2.99	5.02	7.53	7.10
Anadarko Basin	1.72	3.14	5.37	8.89	7.11
Williston Basin	(0.85)	1.57	0.44	3.23	1.56
Powder River Basin	2.41	4.25	5.57	8.23	7.93

Realized price without hedges	1.27	2.29	4.39	7.25	6.37
Cash settlements	0.39	0.18	(0.38)	(1.42)	(1.31)

Realized price, including cash settlements	$1.66	$2.47	$4.01	$5.83	$5.06

Total oil equivalent (Per Boe)
Delaware Basin	$42.05	$46.35	$53.34	$65.80	$75.02
Eagle Ford	49.69	52.81	62.92	65.49	75.07
Anadarko Basin	24.04	32.16	41.25	53.72	54.46
Williston Basin	45.94	52.94	54.51	66.65	73.15
Powder River Basin	56.33	63.01	67.59	78.58	89.84

Realized price without hedges	41.39	46.44	53.66	64.89	73.13
Cash settlements	0.61	0.22	(3.04)	(6.41)	(8.43)

Realized price, including cash settlements	$42.00	$46.66	$50.62	$58.48	$64.70

ASSET MARGINS

BENCHMARK PRICES
(average prices)	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$73.76	$76.17	$82.53	$91.87	$108.70
Natural Gas ($/Mcf) - Henry Hub	$2.09	$3.44	$6.26	$8.20	$7.17
NGL ($/Bbl) - Mont Belvieu Blended	$23.99	$29.48	$30.46	$39.67	$46.44

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2023		2022
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$42.05	$46.35	$53.34	$65.80	$75.02
Lease operating expenses	(4.96)	(4.58)	(4.55)	(4.39)	(3.98)
Gathering, processing & transportation	(2.63)	(2.63)	(2.52)	(2.40)	(2.37)
Production & property taxes	(3.18)	(3.43)	(3.89)	(4.81)	(5.35)

Field-level cash margin	$31.28	$35.71	$42.38	$54.20	$63.32

Eagle Ford
Realized price	$49.69	$52.81	$62.92	$65.49	$75.07
Lease operating expenses	(6.18)	(6.32)	(5.63)	(4.94)	(4.98)
Gathering, processing & transportation	(1.67)	(1.49)	(3.08)	(4.94)	(6.39)
Production & property taxes	(2.97)	(3.25)	(2.97)	(3.79)	(3.99)

Field-level cash margin	$38.87	$41.75	$51.24	$51.82	$59.71

Anadarko Basin
Realized price	$24.04	$32.16	$41.25	$53.72	$54.46
Lease operating expenses	(3.13)	(3.41)	(3.59)	(3.46)	(3.49)
Gathering, processing & transportation	(5.97)	(5.93)	(6.84)	(6.91)	(6.65)
Production & property taxes	(1.22)	(1.73)	(2.29)	(3.26)	(3.17)

Field-level cash margin	$13.72	$21.09	$28.53	$40.09	$41.15

Williston Basin
Realized price	$45.94	$52.94	$54.51	$66.65	$73.15
Lease operating expenses	(13.43)	(13.25)	(9.93)	(9.97)	(9.40)
Gathering, processing & transportation	(2.29)	(2.19)	(1.92)	(2.40)	(2.44)
Production & property taxes	(4.68)	(4.85)	(5.64)	(6.33)	(6.75)

Field-level cash margin	$25.54	$32.65	$37.02	$47.95	$54.56

Powder River Basin
Realized price	$56.33	$63.01	$67.59	$78.58	$89.84
Lease operating expenses	(10.03)	(11.07)	(7.15)	(7.03)	(7.04)
Gathering, processing & transportation	(2.97)	(2.73)	(2.98)	(3.24)	(3.50)
Production & property taxes	(6.79)	(7.78)	(8.13)	(9.50)	(10.89)

Field-level cash margin	$36.54	$41.43	$49.33	$58.81	$68.41

Devon - Total
Realized price	$41.39	$46.44	$53.66	$64.89	$73.13
Lease operating expenses	(5.86)	(5.67)	(5.26)	(5.02)	(4.56)
Gathering, processing & transportation	(2.94)	(2.88)	(3.05)	(3.13)	(3.15)
Production & property taxes	(3.14)	(3.47)	(3.91)	(4.84)	(5.30)

Field-level cash margin	$29.45	$34.42	$41.44	$51.90	$60.12

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following tables summarize the effects of these items on second- quarter and first-quarter 2023 earnings.

	Quarter Ended June 30, 2023
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$897	$698	$690	$1.07
Adjustments:
Asset dispositions	(41)	(31)	(31)	(0.05)
Asset and exploration impairments	3	2	2	0.01
Deferred tax asset valuation allowance	—	10	10	0.02
Fair value changes in financial instruments	112	84	84	0.13

Core earnings (Non-GAAP)	$971	$763	$755	$1.18

	Quarter Ended March 31, 2023
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,224	$1,003	$995	$1.53
Adjustments:
Deferred tax asset valuation allowance	—	(3)	(3)	(0.01)
Fair value changes in financial instruments	(53)	(40)	(40)	(0.06)

Core earnings (Non-GAAP)	$1,171	$960	$952	$1.46

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q2 ‘23	Q1 ‘23	Q4 ‘22	Q3 ‘22	TTM	Q2 ‘22
Net earnings (GAAP)	$698	$1,003	$1,204	$1,900	$4,805	$1,938
Financing costs, net	78	72	73	67	290	84
Income tax expense	199	221	349	565	1,334	557
Exploration expenses	10	3	13	4	30	10
Depreciation, depletion and amortization	638	615	625	581	2,459	528
Asset dispositions	(41)	—	(29)	—	(70)	(14)
Share-based compensation	25	23	23	22	93	22
Derivative & financial instrument non-cash val. changes	113	(51)	(122)	(613)	(673)	(302)
Accretion on discounted liabilities and other	10	5	(6)	(38)	(29)	10

EBITDAX (Non-GAAP)	$1,730	$1,891	$2,130	$2,488	$8,239	$2,833

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Total debt (GAAP)	$6,413	$6,422	$6,440	$6,451	$6,461
Less:
Cash, cash equivalents and restricted cash	(488)	(887)	(1,454)	(1,310)	(3,457)

Net debt (Non-GAAP)	$5,925	$5,535	$4,986	$5,141	$3,004

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022
Net debt (Non-GAAP)	$5,925	$5,535	$4,986	$5,141	$3,004
EBITDAX (Non-GAAP) (1)	$8,239	$9,342	$9,586	$9,267	$8,413

Net debt-to-EBITDAX (Non-GAAP)	0.7	0.6	0.5	0.6	0.4

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023	Quarter Ended Dec. 31, 2022	Quarter Ended Sep. 30, 2022	Quarter Ended Jun. 30, 2022
Total operating cash flow (GAAP)	$1,405	$1,677	$1,911	$2,104	$2,678
Less capital expenditures:	(1,079)	(1,012)	(804)	(628)	(573)

Free cash flow (Non-GAAP)	$326	$665	$1,107	$1,476	$2,105

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Jun. 30, 2023	Quarter Ended Mar. 31, 2023	Year Ended Dec. 31, 2022
Capital expenditures (excludes acquisitions)	$1,018	$988	$2,740
Operating cash flow	$1,405	$1,677	$8,530

Reinvestment rate (Non-GAAP)	72%	59%	32%

VARIABLE DIVIDEND

Devon may pay a variable dividend of up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended Jun. 30, 2023
Operating cash flow (GAAP)	$1,405
Changes in assets and liabilities, net	140

Adjusted cash flow (Non-GAAP)	1,545
Capital expenditures (Accrued)	(1,036)

Adjusted free cash flow (Non-GAAP)	509
Fixed quarterly dividend	(128)

Excess free cash flow (Non-GAAP)	$381
~ 50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend	$186

THIRD-QUARTER AND FULL-YEAR 2023 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	322	330	320	326
Natural gas liquids (MBbls/d)	164	170	156	162
Gas (MMcf/d)	1,030	1,080	1,000	1,050

Total oil equivalent (MBoe/d)	658	680	643	663

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$800	$840	$3,440	$3,560
Carbon capital	25	35	80	120
Midstream & other capital	30	50	80	120

Total capital	$855	$925	$3,600	$3,800

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	25%	35%	25%	35%
Natural gas - % of Henry Hub	60%	70%	60%	70%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(15)	$(5)	$(60)	$(50)
LOE & GP&T per BOE (1)	$8.80	$9.00	$8.60	$9.00
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$630	$670	$2,500	$2,600
General & administrative expenses	$95	$105	$390	$410
Net financing costs, net	$80	$90	$290	$310
Other expenses	$—	$5	$—	$20

(1)	LOE per BOE is expected to increase due to a recently executed water handling joint venture in the Delaware Basin.

INCOME TAX GUIDANCE

	Quarter 3		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	11%	13%	10%	12%
Deferred income tax rate	9%	11%	10%	12%

Total income tax rate	~22%		~22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (2 more years through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2023 & 2024 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3 2023	13,293	$71.10	84,500	$69.41	$94.84
Q4 2023	19,000	$72.09	81,000	$69.63	$94.29
Q1-Q4 2024	4,724	$72.09	32,486	$60.15	$84.71

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2023	Midland Sweet	66,500	$1.11
Q1-Q4 2024	Midland Sweet	61,500	$1.17

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2023	108,000	$3.30	195,000	$3.61	$7.29
Q4 2023	113,000	$3.31	147,000	$3.67	$7.62
Q1-Q4 2024	99,426	$3.31	40,527	$3.78	$7.05

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3 - Q4 2023	El Paso Permian	145,000	$(1.58)
Q3 - Q4 2023	Houston Ship Channel	140,000	$(0.19)
Q3 - Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2024	El Paso Permian	34,863	$(0.91)
Q1-Q4 2024	Houston Ship Channel	90,000	$(0.25)
Q1-Q4 2024	WAHA	44,973	$(0.58)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Commodity hedge positions are shown as of July 27, 2023.

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